Exhibit -99.1
September 2006 Investor Presentation PROPRIETARY AND CONFIDENTIAL

Proxy Materials In connection with the special meeting of stockholders to be held on October 24, 2006, Inter-Tel has filed a notice of special meeting and preliminary proxy statement with the Securities and Exchange Commission ("SEC"). STOCKHOLDERS OF INTER-TEL ARE URGED TO READ THE NOTICE OF SPECIAL MEETING AND DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders can obtain free copies of the notice of special meeting and definitive proxy statement and other documents when they become available by contacting investor relations at investorrelations@inter-tel.com, or by mail at Inter-Tel Investor Relations, 1615 South 52nd Street, Tempe, Arizona 85281, or by telephone at 1-480-449-8900. In addition, documents filed with the SEC by Inter-Tel are available free of charge at the SEC's website at www.sec.gov. Inter-Tel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Inter-Tel in connection with the special meeting of stockholders. Information regarding these directors and executive officers has been included in Inter-Tel's preliminary proxy statement for its special meeting as described above.

Forward-Looking Statements This Investor Presentation contains forward-looking statements. All statements other than statements of historical fact may be forward-looking statements. These include statements concerning the anticipated impact on stockholder value of the Company's long term strategy, the timing and impact on stockholder value of new product announcements, releases and enhancements, the results of prior and continued investment in research and development, the effect on the Company of convergence and consolidation trends in the industry, and the ability of management to execute the Company's strategy and adapt to changes in the industry. Such statements are based on current assumptions that involve risks and uncertainties which could cause the actual results, performance, or achievements of the Company to be materially different from those described in such statements, including, market acceptance of new and existing products, software and services; dependence on continued new product development; product defects; timely and successful hiring and retention of employees; retention of existing dealers and customers; industry, competitive and technological changes; general market and economic conditions; the composition, product and channel mixes, timing and size of orders from and shipments to major customers; price and product competition; and availability of inventory from vendors and suppliers. For a further list and description of such risks and uncertainties, please see the risks factors contained in the Company's Form 10-K, as amended on Form 10-K/A, each as filed with the SEC, other subsequently filed current and periodic reports, and the Company's most recent Form 10-Q dated August 9, 2006. Inter-Tel disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Overview Highlights Growth Strategy Conclusion

Overview

Inter-Tel at a Glance Headquarters: Phoenix, Arizona Founded: 1969 Ticker: INTL (Nasdaq) Employees: 1,900+ Focus: Converged voice and data business communications systems and applications for the small and medium sized business ("SMB") market Design, engineer, sell & install voice communications systems, call processing software, applications, solutions and services Focus: 20-500 line size (approximately 10%+/- market share) and moving up in line size Among the top three vendors by market share Provides a full suite of voice products, including IP networking and convergence Voice and data convergence applications Software applications for mobility, collaboration, eCommerce and CRM ROI/Total Cost of Ownership with a managed services approach Single point of accountability for the customer

Long History with Proven Track Record 1998 Founded Initial Public Offering Version 1, 128 Ports Version 2, 256 Ports Version 6, 1,024 Ports, 40,000 Ports (Network) Launched 5000 Series (Pure IP) in Apr 2005 Version 8, New Endpoints Version 5, 512 Ports, 20,000 Ports (Network) Began Writing CTI Solutions First Voice and Data Convergence Products 1969 1981 1993 1994 1995 2002 2005 $443mm $0mm $100mm $200mm $300mm 2006 Expected Launch of 7000 Series in Oct 2006

Highlights

Inter-Tel Highlights Well-positioned to benefit from the industry-wide new product upgrade cycle Large installed base of customers beginning to adopt IP solutions will drive increased revenue and profits Millions of R&D dollars invested on new IP products that are just being rolled out Committed and experienced new Management team and Board to implement growth strategy Consistent strong cash generation

Industry-Wide New Product Upgrade Cycle IP is projected to grow 19% in 2006 and 70% from 2005 through 2010, accounting for 73% of new lines added by 2010 per InfoTrack Approximately 15%-20% of the industry converted to IP Entering the 6th year of a normal 7-8 year replacement cycle Last major replacement cycle was Y2K upgrade, and the last industry wide transition was analog to digital lasting from 1993 - 2000 New Lines 2004-2010 Graph Source: InfoTrack, June 2006

Inter-Tel's Products Transitioning to IP Axxess Family 5000 Family 7000 Family Initial release in 1993, version 9 released in Spring 2006 IP enabled digital product with full features Initial release for 100 ports, 2 years later to 250 ports, 2 years later to 500, now 1,000 ports + networking Initial release in April 2005, pure IP for <100 lines Early September 2005, added support of 96 digital phones in addition to the 110 IP lines Late June 2006, released Version 2 and the 5600 increased line sizes for IP up to 250 lines + 96 digital phones Expected to be released in October 2006 Pure SIP-based softswitch for the enterprise Features and applications all built into the software Initial release fits 200 - 2,500 lines

Results of Recent R&D Investments 5000 Platform 7000 Platform Analyst Commentary "Inter-Tel has done a masterful job in developing a platform that is being designed to successfully leverage advanced IP technology to provide a rich, intuitive feature set that can be an asset to any business...When released for general availability, the expectation is that the Inter-Tel 7000 will offer a number of innovations that we believe will translate into significant productivity and efficiency gains for enterprise customers." Mark Ricca, Intellicom Analytics "The fact that the Inter-Tel 7000 delivers presence capabilities as part of its core feature set differentiates it from other solutions in the market...This is a real incentive for businesses looking to leverage these tools without having to add servers or additional software." Rob Arnold, Current Analysis Inter-Tel has invested approximately $50 million in the past five years developing new IP products

Large Installed Base to Drive Continued Growth

Revenue (in $mm)


$600
$400
$200
$0
Axxess Released
5000 Released
Analog to digital transition
$103.4
$123.9
$150.5
$185.9
$223.6
$274.5
$309.4
$379.9
$371.1
$381.3
$373.6
$416.8
$442.9
1993A
1994A
1995A
1996A
1997A
1998A
1999A
2000A
2001A
2002A
2003A
2004A
2005A

Approximately 50% of Revenue from Existing Customers

Gross Profit (in $mm)


$200
$150
$100
$50
$0
74%
69%
64%
59%
54%
49%
44%
39%
$40.3
$49.8
$62.8
$80.9
$101.2
$133.6
$157.1
$170.3
$179.8
$194.5
$196.9
$221.5
$226.3
39.0%
40.2%
41.7%
43.5%
45.3%
48.7%
50.8%
46.8%
48.5%
51.0%
52.7%
53.1%
51.1%
1993A
1994A
1995A
1996A
1997A
1998A
1999A
2000A
2001A
2002A
2003A
2004A
2005A

Note: Financials exclude .Net and VocalNet businesses, and Executone charge related to COGS in 2000.

INTER-TEL

12

PROPRIETARY AND CONFIDENTIAL

Strong Cash Generation Began 2001 with $27.1 million, ended with $61.8 million, net of: $28.9 million stock repurchase Ended 2002 with $125.8 million Ended 2003 with $174.5 million Ended 2004 with $205.0 million Ended 2005 with $167.5 million, net of: $13.8 million stock repurchase, $28.2 million acquisition of Lake and $34.9 million in dividends A/R DSOs - 38.5 days as of 6-30-06 Inventory turns - 11 times Approximately 1% yield $1/share one time special dividend 3/31/05 Cash: $179.9 million on balance sheet Receivables & Inventories No debt Pay modest but increasing dividend

New Management Team and Board Founder retired at the end of Q1 2006 after almost 37 years at the helm Norman Stout appointed CEO in February 2006 12 year veteran of Inter-Tel and previously served as executive vice president, chief administrative officer, chief strategy officer and president of Inter-Tel Software and Services Energized, engaged, hands on leader Rejuvenated management team Confidence from channel and associates Since assuming the CEO position, has developed and shared formal strategic plan, established launch plan for 7000 Series, and met with major shareholders and customers Independent Board Non-executive Chairman, Alexander L. Cappello, Chairman and CEO of the Cappello Group, elected in April 2005 Other new independent directors include: Steven Karol, founder of HMK Enterprises and Watermill Ventures, elected in February 2006 Robert Rodin, founder and CEO of RDN Group and previous CEO of Marshall Industries, elected in February 2006 Agnieszka Winkler, founder of marketing companies Winkler Advertising, TeamToolz and The Winkler Group, elected in April 2005

Growth Strategy

Inter-Tel Five Point Growth Strategy Grow Through Acquisitions Expand Line Size Penetration Leverage Distribution Channels Differentiated Business Model Sell to the Customer Base

1. Differentiated Business Model 59 direct sales offices 300+ single tier dealer network Software Applications Messaging Presence Collaboration Multi-media Contact Center Other Products and Services Leasing 3rd Party Products Maintenance & Other Network Services Managed Services Sales Approach to Leverage Channels Applications Products with Industry Transition Different From the Competition

2. Leverage Distribution Channels Increase revenues from 59 direct sales offices Move up in line size & increase average sales price Increase sales per office - leverage structure Expand existing 300+ dealer network Improve performance-share direct office resources Take market share > 100 lines and pure IP Expand national and government sales Dedicated team and infrastructure in place Right products - Axxess, 5000 family & 7000 family National footprint Managed Services Sales Approach Grow international sales UK dealers Lake channel partners

3. Expand Line Size Penetration The 7000 family of products - 250 to 2,500 line size The 5600 product - pure IP for the 100 to 250 line size $1.5 Billion+/- Market Address MLE markets Inter-Tel EncoreCX(r) in the 5-40 lines range Feed stock for growth $600 Million +/- Market Address SOHO-Residential markets But continue to focus on core niche 10% - 15% market share and growing 5000 family released April 2005; majority of small systems sold are 5000 family

4. Grow Through Acquisitions Technology - faster time to market Line size expansion (small or large) Greater distribution - more sales in existing offices Greater products in sales channel International growth Industry consolidation Acquisition Opportunities Bolt-on acquisitions are part of the ongoing business Deep knowledge of the sales channel for enterprises Our customers want more products & services from us Key is integration, not price What We Have Learned

5. Sell to the Customer Base 50%+ of revenue from existing customers Continually releasing new applications and solutions, e.g., speech recognition, contact center applications (productivity enhancements), peripheral products, including data & networking Leasing program allows Inter-Tel to capture and retain customer base - fixed cost add on's, renewals and ability to migrate to next product line Significant recurring add-on and upgrade revenue Upgrade to IP - 5000 Family of products released April 2005 5000 Family - Version 2 and the 5600 released in June 2006 7000 Family - Expected to be released in October 2006 Product transition Inter-Tel has been in the telecom equipment business since 1969

Conclusion

The Mihaylo / Vector Impact Mihaylo currently owns approximately 19% of Inter-Tel's common stock Mihaylo resigns from Board March 2006; files preliminary proxy in April Settlement agreement reached with Mihaylo providing him with 3 board seats Process to deal with Mihaylo/Vector established resulting in extensive due diligence involving dozens of conference calls and meetings as well as broad access to management Worked with Mihaylo / Vector for 3+ Months and Received Two Unsolicited Offers in July and August Disruption Competition Business Impact Special Committee Unanimously rejected Mihaylo / Vector Offer twice Special Committee believes offer does not reflect the intrinsic value of Inter-Tel Special Committee believes Mihaylo / Vector offer does not reflect value of millions of R&D dollars spent on products recently rolled out and soon to be rolled out Inter-Tel Special Committee is fully committed to maximizing value for all stockholders and is currently conducting a strategic review of alternatives

Inter-Tel Highlights Well-positioned to benefit from the industry-wide new product upgrade cycle Large installed base of customers beginning to adopt IP solutions will drive increased revenue and profits Millions of R&D dollars invested on new IP products that are just being rolled out Committed and experienced new Management team and Board to implement growth strategy Consistent strong cash generation

Thank You